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                                                                [Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      November 13, 2002 (November 12, 2002)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                  1-9076                     13-3295276
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)



        300 Tower Parkway, Lincolnshire, Illinois                  60069
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

         Registrant's press release dated November 12, 2002, reporting Registrant's reaffirmation of 2002 earnings guidance, is filed herewith as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ----------------------------------

         (c)      Exhibits.
                  ---------

                  99.   Press release of Registrant dated November 12, 2002.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FORTUNE BRANDS, INC.
                                           ---------------------
                                               (Registrant)



                                           By  /s/ C. P. Omtvedt
                                               --------------------------------
                                               C. P. Omtvedt
                                               Senior Vice President and
                                                 Chief Financial Officer




Date:  November 13, 2002




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                                  EXHIBIT INDEX



                                                                 Sequentially
Exhibit                                                          Numbered Page
-------                                                          -------------


99.      Press release of Registrant dated
         November 13, 2002.